Exhibit 99.1

Spansion Inc. Reports Second Quarter 2012 Results

Strong product momentum and focused execution on profitability and revenue growth

Sunnyvale, California, July 31, 2012 – Spansion Inc. (NYSE: CODE), a leading innovator in Flash memory solutions for embedded markets, today announced operating results for its second fiscal quarter ended July 01, 2012.

On a U.S. GAAP basis, Spansion reported second quarter net sales of $233.4 million, gross margin of 31.7%, operating income of $37.8 million, net income of $26.0 million and diluted EPS of $0.43. GAAP net income includes a one-time gain of $28.4 million from sale of the Company’s former manufacturing operation facility in Kuala Lumpur, Malaysia.

On a non-GAAP basis, net sales totaled $233.4 million, adjusted gross margin was 35.5%, adjusted operating income was $25.0 million, adjusted net income was $13.7 million and adjusted diluted EPS was $0.22.

For reconciliation of GAAP to non - GAAP results, see accompanying tables “Reconciliation of US GAAP to Non-GAAP Adjusted Financial Measures” at the end of this release.

Second Quarter 2012 Financial Highlights:

•	Revenue of $233.4 million – embedded revenue up 11.1% from Q1

•	Non-GAAP adjusted gross margin of 35.5%

•	Non-GAAP adjusted operating income of $25 million or 10.7% of revenue

•	Non-GAAP adjusted diluted EPS of $0.22

•	Adjusted EBITDA of $43.4 million

Second Quarter 2012 Business Highlights:

•	Continued market leadership and focused execution drove a strong quarter

•	Successfully launched industry’s first HMI Acoustic Coprocessor for Voice

•	Sampled embedded SLC NAND to key customers for initial Q3 revenue

•	Record design-wins – 458 in Q2 across all segments

“Spansion had a strong quarter and achieved several accomplishments,” said John Kispert, president and CEO of Spansion. “We launched our SLC NAND product family and the industry’s first human machine interface coprocessor for voice recognition. We are well positioned for the future with our continued leadership in the embedded market, expanded product portfolio and design win momentum.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Tuesday, July 31, 2012 at 1:30 pm PDT / 4:30 pm EDT to discuss its second quarter 2012 results. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1-866-770-7125 or 1-617-213-8066, Passcode of 69173697

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010 or 1-617-801-6888 with the passcode of 53393500 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/.

Second Quarter 2012 Results

U.S. GAAP results, in $millions except per share data and percentages

	Q2 2012	Q1 2012	Q2 2011
Net sales	$233.4	$218.8	$298.8
Gross margin	31.7%	27.1%	25.9%
Operating income (loss)	$37.8	$(4.0)	$36.1
Operating margin	16.2%	(1.8%)	12.1%
Net income (loss) attributable to Spansion Inc. common stockholders	$26.0	$(13.1)	$25.3
Diluted net income (loss) per share	$0.43	$(0.22)	$0.40

Non-GAAP Results, in $millions except percentages

	Q2 2012	Q1 2012	Q2 2011
Net sales	$233.4	$218.8	$299.1
Adjusted gross margin	35.5%	30.7%	36.6%
Adjusted operating income	$25.0	$13.6	$49.9
Adjusted operating margin	10.7%	6.2%	16.7%
Adjusted net income	$13.7	$4.4	$39.1
Adjusted EBITDA	$43.4	$32.4	$73.7
Adjusted diluted EPS	$0.22	$0.07	$0.60

Business Outlook

For the third quarter of 2012, Spansion estimates U.S. GAAP net sales in the range of $230 million to $250 million and GAAP net income per share of $0.01 to $0.08.

The following charges are included in the guidance above:

($ in millions) Favorable/(Unfavorable)	COGS	Net Income
Intangible Amortization	(7)	(7)
Stock Based Compensation	(8)-(9)	(8)-(9)
Restructuring	0-(2)	0-(2)

Total	(15)-(18)	(15)-(18)

Excluding the above items, third quarter 2012 gross margin is expected to be 35.5% to 38.0%, and EPS is expected to be between $0.27 and $0.33.

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: execute its business strategy; drive new design wins; reduce operating expenses; strengthen customer relations; accelerate the adoption of new products and obtain the anticipated cost savings. Additional risks related to the company’s emergence from bankruptcy include: any negative impact on the company’s business, results of operations, financial position or cash management arrangements; and the negative impact on relationships with employees, customers, suppliers, contract manufacturers and other stakeholders. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting: the credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2011 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Ajay Bhatia
Spansion Inc.	Spansion Inc.
+1.408.616.3817	+1.408.616.5018
michele.landry@spansion.com	ajay.bhatia@spansion.com

Company News:	Investor Relations Web site:

http://www.spansion.com/	http://investor.spansion.com/

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended July 1, 2012	Three Months Ended March 25, 2012	Three Months Ended June 26, 2011
Net sales	$233,440	$218,758	$298,768
Cost of sales	159,529	159,560	221,336

Gross Profit	73,911	59,198	77,432

Research and development	29,631	26,041	30,567
Sales, general and administrative	35,617	32,640	10,779
Net gain on sale of Kuala Lumpur land and building	(28,434)	—	—
Restructuring charges (credits)	(729)	4,518	—

Operating income (loss)	37,826	(4,001)	36,086
Interest & other income (expense), net	(556)	1,505	(288)
Interest expense	(7,903)	(7,681)	(8,779)

Income (loss) before income taxes	29,367	(10,177)	27,019
Provision for income taxes	(3,370)	(3,445)	(1,731)

Net income (loss)	25,997	(13,622)	$25,288

Less: Net loss attributable to non-controlling interest	—	(503)	—

Net income (loss) attributable to Spansion Inc.	$25,997	$(13,119)	$25,288

Net income (loss) per common share attributable to Spansion Inc. common stockholders
Basic	$0.43	$(0.22)	$0.41
Diluted	$0.43	$(0.22)	$0.40

Shares used in per share calculation
Basic	59,975	59,676	62,106
Diluted	60,475	59,676	63,617

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	July 1, 2012	March 25, 2012	June 26, 2011
Assets
Current assets:
Cash and cash equivalents	$228,127	$197,025	$292,311
Short-term investments	64,257	63,842	21,791
Accounts receivable, net	135,068	112,988	130,713
Inventories	159,875	159,689	175,140
Deferred income taxes	5,482	5,176	3,897
Prepaid expenses and other current assets	31,137	35,110	49,993

Total current assets	623,946	573,830	673,845

Property, plant and equipment, net	179,420	182,900	224,462
Intangible assets	163,449	170,507	187,095
Goodwill	167,143	167,053	161,974
Other assets	51,628	61,021	48,306

Total assets	$1,185,586	$1,155,311	$1,295,682

Liabilities and Equity
Current liabilities:
Accounts payable	$68,252	$62,387	$95,872
Accrued compensation and benefits	28,948	30,448	33,535
Other accrued liabilities	41,483	55,253	52,276
Deferred income	24,103	17,532	26,020
Current portion of long-term debt and obligations under capital leases	12,045	12,951	2,771
Income taxes payable	3,966	2,779	1,930
Deferred income taxes, short-term	—	370	—

Total current liabilities	178,797	181,720	212,404

Deferred income taxes	5,022	5,032	1,304
Long-term debt, less current portion	420,618	423,056	445,538
Other long-term liabilities	26,111	29,047	28,633

Total liabilities	630,548	638,855	687,879

Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 60,023,444 shares issued and outstanding	60	60	62
Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	—	—	—
Additional paid in capital	696,134	683,025	694,698
Accumulated deficit	(139,699)	(165,696)	(85,551)
Accumulated other comprehensive loss	(1,457)	(1,807)	(1,406)

Total Spansion Inc. stockholders’ equity	555,038	515,582	607,803

Non-controlling interest	—	874	—

Total equity	555,038	516,456	607,803

Total liabilities and stockholders’ equity	$1,185,586	$1,155,311	$1,295,682

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended July 1, 2012	Three Months Ended March 25, 2012	Three Months Ended June 26, 2011
Cash Flows from Operating Activities:
Net Income (loss)	$25,997	$(13,622)	$25,288
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	26,137	25,642	40,931
Gain on liquidation of auction rate securities	—	(1,059)	—
Provision for deferred income taxes	1,786	126	700
Net gain on sale of Kuala Lumpur land and building	(28,434)	—	—
Net gain on sale and disposal of property, plant and equipment	(4,046)	(163)	(490)
Asset impairment charges	—	2,070	4,874
Compensation recognized under employee stock plans	8,968	6,447	5,048
Amortization of inventory fresh start markup	—	—	1,473
Changes in operating assets and liabilities	(23,460)	(4,508)	(29,936)
Net cash provided by operating activities	6,948	14,933	47,888
Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	38,416	4,227	2,555
Purchase of property, plant and equipment	(9,358)	(9,229)	(15,272)
Proceeds from liquidation of auction rate securities	—	1,059	—
Purchase of marketable securities	(17,065)	(34,383)	(21,791)
Proceeds from maturities of marketable securities	16,649	38,396	24,979

Net cash provided by (used for) investing activities	28,642	70	(9,529)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	62	1,269	4,378
Payments on debt and capital lease obligations	(1,198)	(13,632)	(4,543)
Acquisition of noncontrolling interest	(3,304)	—	—
Cash settlement on hedging activities	(263)	(268)	(260)
Purchase of bankruptcy claims	—	—	(28,987)

Net cash used for financing activities	(4,703)	(12,631)	(29,412)

Effect of exchange rate changes on cash and cash equivalents	215	(197)	(71)

Net increase in cash and cash equivalents	31,102	2,175	8,876
Cash and cash equivalents at the beginning of period	197,025	194,850	283,435

Cash and cash equivalents at end of period	$228,127	$197,025	$292,311

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

•

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, stock compensation expense and other bankruptcy related charges or credits.

•

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, stock compensation expense, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and ((iii) is adjusted for the associated tax impact of all these changes.

•

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization, net loss attributable to non-controlling interest and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring or inventory reserves related to restructuring, reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

•

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

•

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature.

To enable investors to assess the company’s compliance with financial covenants under its debt instruments Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures

Net Sales to Non-GAAP Net Sales

($ in millions)	Q2 2012	Q1 2012	Q2 2011
GAAP net sales	$233.4	$218.8	$298.8
Add: Net sales lost due to fresh start accounting	—	—	0.3

Non-GAAP Net Sales	$233.4	$218.8	$299.1

Operating Income (Loss) to Non-GAAP Adjusted Operating Income

($ in millions)	Q2 2012	Q1 2012	Q2 2011
GAAP operating income (loss)	$37.8	$(4.0)	$36.1
Net sales lost due to fresh start accounting	—	—	0.3
Add: Depreciation	—	—	11.5
Add: Intangibles amortization	7.3	6.7	5.7
Add: Inventory Mark-Up	—	—	13.8
Add: Litigation credit related to Samsung	—	—	(26.3)
Add: Restructuring charges (credits)	(0.7)	4.5	—
Add: Net gain on sale of Kuala Lumpur land and building	(28.4)	—	—
Add: Asset impairment charges	—	—	3.8
Add: Stock compensation expense	9.0	6.4	5.0
Non-GAAP Operating Income	$25.0	$13.6	$49.9

Net Income (Loss) to Non-GAAP Adjusted Net Income

($ in millions)	Q2 2012	Q1 2012	Q2 2011
GAAP net income (loss)	$26.0	$(13.1)	$25.3

Net sales lost due to fresh start accounting	—	—	0.3

Add: Depreciation	—	—	11.5

Add: Intangibles amortization	7.3	6.7	5.7
Add: Inventory Mark-Up	—	—	13.8
Add: Litigation expense (credit) related to Samsung	—	—	(26.3)
Add: Restructuring charges (credits)	(0.7)	4.5	—
Add: Net gain on sale of the Kuala Lumpur land and building	(28.4)	—	—
Add: Asset impairment charges	—	—	3.8
Add: Stock compensation expense	9.0	6.4	5.0
Add: Tax adjustments	0.5	—	—
Less: Amortization of intangibles relating to non-controlling interest	—	(0.1)	—
Non-GAAP Net Income	$13.7	$4.4	$39.1

Net Income (Loss) to Adjusted EBITDA

($ in millions)	Q2 2012	Q1 2012	Q2 2011
GAAP net income (loss)	$26.0	$(13.1)	$25.3
Add: Interest	8.5	6.2	9.1
Add: Taxes	3.4	3.4	1.7
Add: Depreciation and amortization	25.6	25.1	40.9
Add: Restructuring charges (credits)	(0.7)	4.5	—
Add: Net gain on sale of Kuala Lumpur land and building	(28.4)	—	—
Add: Fresh start adjustments	—	—	14.2
Add: Asset impairment charges	—	—	3.8
Add: Litigation expense (credit) related to Samsung	—	—	(26.3)
Add: Stock based compensation charges	9.0	6.4	5.0
Less: Amortization of intangibles relating to non-controlling interest	—	(0.1)	—

Adjusted EBITDA	$43.4	$32.4	$73.7